INTELLICHECK
WHEN YOU NEED TO KNOW NOW

Investor Presentation
May 2017

ABOUT INTELLICHECK MOBILISA, INC.

- Intellicheck founded in 1994
- Acquired Mobilisa, Inc. in 2008
- Publicly-traded – NYSE-MKT (IDN)
- The industry leader in identity authentication, providing patented, real-time ID authentication and security solutions
- Over 20 years experience in ID technology
- Clients includes many Fortune 100 & 500 companies
- Complete end-to-end solution
  - every client has a different infrastructure and we customize our mobile and cloud based solutions to our clients specific needs

WHY INTELLICHECK?

- With 20+ patents to our portfolio, Intellicheck solutions span industries as diverse as government, retail, financial services and law enforcement.
- Every market we serve shares a common trait: the compelling need to know that the identification credentials presented by an individual are, in fact, authentic.
- We designed our technology for today's network-centric and mobile world that includes smartphones, tablets, or legacy networked systems.
- Our driver license authentication solution authenticates licenses from more than 250 unique barcode formats from every state and Canadian province. Our solutions can also authenticate and/or validate Common Access Cards (CAC), US military identification cards, Transportation Worker Identification Credential (TWIC) cards and federal Personal Identity Verification (PIV) smart cards.

Nlets Strategic Partner

AAMVA Associate Member

OUR SUITE OF SOLUTIONS

RETAIL
Reduce credit card fraud while increasing credit card and loyalty program conversions.

RETAIL ID

RETAIL ID Mobile

RETAIL ID Online

AGE ID

HOSPITALITY
Enhance your guest experience with instant, accurate registration that reduces fraud.

GUEST ID

DEFENSE
Increase awareness and security at restricted facilities with instant ID authentication.

DEFENSE ID

LAW ENFORCEMENT
Enhance officer and citizen safety with instant, accurate ID authentication on a smartphone or tablet.

LAW ID

AGE ID

DIFFERENTIATORS

- Other companies may only "read" barcodes, or conduct an OCR scan of the front of the driver license
  - Only Intellicheck's patented ID authentication solutions instantly and accurately authenticate the credential (real vs. fake) by matching the encoded information stored in the barcode with our proprietary database of known authentic formats
- Our solutions read, parse, authenticate and validate
  - 99.9% accuracy rate, including driver licenses, state issued IDs and military IDs
  - Our unique, patent-pending "State Aware" functionality ensures compliance with ID scanning state laws in all 50 states

IDENTITY PRODUCTS

Defense ID®

Access control for

- Military
- Government
- Secure facilities

Law ID™

Application for real time DMV, state LE data, FBI checks from mobile devices

TWIC ID™

Critical infrastructure access control

- Ports, Transportation
- Refineries


DEFENSE ID
Login
Password
Log On



Retail ID™

Commercial application for fraud prevention in financial and retail markets

Age ID®

iPhone/Android application to authenticate driver licenses for purchasing age-restricted products

Guest ID®

Commercial application for fraud prevention in the hospitality industry

Company Resources

- We have evolved the company to a SaaS business model as evidenced by our increases in gross margins, and we believe our key resources are now in place and focused on revenue generation.
- We are fortunate to be agile, enabling us to respond to clients' requests for product derivatives that bolster our offerings and provide real, measurable value to our clients.

Markets: Retail

- We see continued momentum within our retail vertical with our Retail ID products. Retail ID pilot results continue to excite retailers and exceed their expectations regarding fraud reduction and account acquisition.
- We recently completed the initial pilot for a top fifteen furniture retailer underwritten by one of our financial clients.
  - The results of the pilot, in the form of verified, identified fraud savings, exceeded $1.2 million over a 90-day period for the initial 23 store pilot.

Markets: Retail

- One of America's largest department store chains is progressing out of pilot and into full store rollout beginning in May.
  - Annual recurring revenue for our software licenses with this client is estimated at over $875 thousand dollars.
- We are in active discussions with a major discount variety chain with over 8,000 locations that is interested in deterring underage alcohol sales by deploying our Age ID solution integrated with their point-of-sale system.
  - This client recently completed integrating Age ID with their point-of-sale system and we are scheduling product roll-out.

Markets: Retail

- We are beginning a Q2 pilot with a national concession vendor at four major sports and entertainment venues using our Age ID authentication solution.
- We have developed Age ID Woodstock for another concession vendor and have contracted an initial 500-licences to be deployed in Q2.

Markets: Financial Services

- Our Retail ID on-premise products are Retail ID, Retail ID Mobile and our brand-new variant, Retail ID Light.
  - We are actively engaged with four of the top 15 credit card issuers in North America.
- A top-five credit card issuer selected Intellicheck over our competitors and asked that we work with one of their current vendors to integrate our authentication products.
  - We expect the integrated product to provide an extremely powerful anti-fraud tool for financial institutions and retailers.

Markets: Financial Services

- A top-ten credit card issuer introduced us to five of their accounts experiencing the highest fraud rates. These introductions followed a rigorous head-to-head competition, resulting in Intellicheck's selection by the credit card issuer.
- We have pilots underway that have the potential to generate $1.3M in annual revenues.

Markets: Financial Services

- We are currently in discussions and formulating a go-forward plan with another top-five credit card issuer that already uses our solutions in the retail bank fraud and disputes operations and home loans fraud investigations team.
- A top-15 credit card issuer currently uses our solution on a limited basis for credit card customer acquisition. We recently advanced our discussions with them and have customized a solution for this institution that we are branding Retail ID Light.
  - We expect that one of their major retailers with over 1,000 stores will be the first to begin using this product in the coming quarters.

Markets: Law Enforcement

- We became an National Law Enforcement Telecommunications System (Nlets) Strategic Partner in October and are currently implementing our software and servers at the Phoenix location. We anticipate this task to be completed in late May. Again, while, in the long run, this will compress the sales cycle and facilitate onboarding new law enforcement agencies; in the short-term it has delayed the onboarding to allow for the necessary integration with Nlets.
- We currently have a backlog of 26 agencies and police departments that are awaiting completion of our Nlets integration.

Markets: Defense

- We have opportunities at four installations that want our Defense ID solution, although they continue to experience funding challenges. We will meet with the appropriate agencies and offices in Q2 to solicit their support.
- We are working directly with a member of the Senior Executive Service, an appointee, on a Federal Government project, and we have been asked to make connections from his agency to numerous US law enforcement networks through Nlets.
  - We expect to move forward with this opportunity. We anticipate revenues from this initiative later in 2017.

Products: Retail ID

- Currently, Intellicheck has 14 client-paid pilots of our Retail ID and Age ID products, either in process or being scheduled.
  - The composition of clients range from large financial institutions to major national retailers.
  - The pilots to date have exceeded expectations with ROI's yielding quick pay-back times as our products reduce fraud.
  - Based on our significant successes, we are converting these paid pilots into subscription clients.
- Financial institutions have several uses for our fraud fighting software, including online identity authentication in addition to their brick and mortar banking locations. We see the largest growth opportunity in providing our Retail ID products to their merchant clients, thus providing fraud savings for both the retailer and the bank.

Products: Age ID

- Selling age-restricted products—like alcohol and tobacco, and in some states, marijuana, is a nationwide compliance challenge.
- Our Age ID™ product instantly authenticates identification documents such as driver licenses, so our retailers immediately know if the customer's ID is counterfeit.
  - This reduces risks of non-compliance without slowing down the purchase transaction.
  - Age ID™ works with mobile devices, or integrates with existing point-of-sale solutions.

Products: Law ID

- We were honored that our Law ID product was recognized as a top public safety product for 2016 by Law and Order Magazine.
- With Law ID, the officer simply scans the contact's ID barcode, and the ID is instantly authenticated on the officer's mobile device.
  - Critical data fields that indicate the threat level are highlighted in red, yellow and green, and are visible at a glance.
- As an Nlets partner, access to those critical, authoritative data sources is made quicker and simpler, lowering our cost of goods sold and speeding the sales and implementation process for our law enforcement clients.

CONTACT INTELLICHECK

For More Information:

Bill Roof
516.992.1900
wroof@intellicheck.com

Bill White
516.992.1985
bwhite@intellicheck.com

Intellicheck, Inc.
100 Jericho Quadrangle
Suite 202
Jericho, NY 11753
516.992.1900
www.intellicheck.com